Exhibit 99.2

First Western Financial, Inc. The First, Western-Based Private Trust Bank First Quarter 2019 Financial Results

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Overview of 1Q19 Well Diversified Loan Production Consistent Earnings Performance Strong Balance Sheet Growth .. Gross loans increased at 16.7% annualized rate in 1Q19 .. Deposits increased at 17.2% annualized rate in 1Q19 .. Average deposits increased at 46.0% annualized rate in 1Q19 .. Net interest margin declined due to increase in cost of deposits .. Higher 4Q18 deposit costs carried into 1Q19 .. Continued strong credit quality Key Operating Trends .. Growth in all major loan categories other than commercial real estate .. Strong quarter of mortgage production despite seasonality 3 ..Net income available to common shareholders of $1.6 million, or $0.21 EPS .. Net income available to common shareholders increased 160% from 1Q18 .. EPS increased 91% from 1Q18

$0.11 $0.08 $0.19 $0.22 $0.21 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Net Income Available to Common Shareholders and Earnings per Share 4 Net Income Available to Common Shareholders .. Continued execution on embedded growth drivers producing consistent level of higher earnings .. Asset growth offset by margin pressure from rapid growth in higher cost trust and large client deposits .. Growth in revenue offset by higher expenses, resulting in slight decline in net income .. Earnings per share declined $0.01 from prior quarter and increased 91% year over year Earnings per Share (in thousands) $625 $486 $1,434 $1,724 $1,627 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019

$831 $862 $880 $893 $929 $908 $950 1Q18 2Q18 3Q18 4Q18 1Q19 4Q18 1Q19 HFI HFSAverage Period End Loan Portfolio 5 Loan Portfolio Composition(1) .. Annualized gross loan growth of 16.7% in Q1 2019 .. Total new loan production of $64 million in Q1 2019 vs $102 million in Q4 2018 .. Well diversified growth with increases in Residential Mortgage, C&I, and Cash, Securities, and Other portfolios .. Payoffs declined from elevated level in prior quarter (in thousands, as of quarter-end) Total Loans(1) (in millions) (1) Excludes deferred costs, net 1Q 2018 4Q 2018 1Q 2019 Cash, Securities and Other $123,659 $114,165 $130,641 Construction and Development 29,150 31,897 37,128 1 - 4 Family Residential 298,007 350,852 360,607 Non-Owner Occupied CRE 167,617 173,741 172,014 Owner Occupied CRE 92,508 108,480 108,873 Commercial and Industrial 105,265 113,660 120,602 Gross Loans $816,206 $892,795 $929,865 Mortgage loans held for sale 22,146 14,832 19,778 Total Loans $838,352 $907,627 $949,643

$810 $838 $862 $880 $981 $938 $978 1Q18 2Q18 3Q18 4Q18 1Q19 4Q18 1Q19 Average Period End Total Deposits 6 Deposit Portfolio Composition .. Total deposits increased $40.3 million from Q4 2018, annualized growth of 17.2% ..Average deposits increased 46.0% annualized on linked quarter basis .. Strongest growth in money market deposit accounts .. Inflows of trust and large client deposits driving growth 1Q 2018 4Q 2018 1Q 2019 Money market deposit accounts $328,427 $489,506 $513,328 Time deposits 185,459 178,743 176,312 NOW 78,970 64,853 59,464 Savings accounts 1,789 1,800 2,513 Noninterest-bearing accounts 223,582 202,856 226,484 Total Deposits $818,227 $937,758 $978,101 (in thousands, as of quarter-end) Total Deposits (in millions)

Trust and Investment Management .. Total assets under management increased $546 million from Q4 2018 .. Increase largely related to increase in equity market (S&P up 13.1% in Q1 2019) .. New accounts provided $53 million in new assets and contributions added $153 million in Q1 2019 $5,358 $5,416 $5,626 $5,235 $5,781 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter-end) 7

Non-interest Income 6,976 Net Interest Income 7,971 53.3% 46.7% Gross Revenue 8(1) See Non-GAAP reconciliation Q1 2019 Gross Revenue(1) .. Gross revenue increased 4.9% from prior quarter .. Balance sheet growth drove 8.3% increase in net interest income year-over-year .. Strong quarter of mortgage activity drove increase in non-interest income from prior quarter Gross Revenue(1) ($millions) $14.7 $14.5 $14.4 $14.3 $14.9 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Wealth Management Capital Management Mortgage

Net Interest Income & Net Interest Margin 9 Net Interest Income .. Net interest income increased 0.9%, primarily due to higher average loan balances .. Net interest margin decreased to 3.03% .. Inflows of high beta trust deposits impacting deposit costs Net Interest Margin 3.25% 3.29% 3.29% 3.29% 3.03% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 $7,360 $7,577 $7,788 $7,899 $7,971 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 (in thousands)

Non-Interest Income 10 Total Non-Interest Income .. Total non-interest income increased by 9.8% due to higher gains on mortgage loans sold .. Trust and investment management fees declined due to lower starting point for AUM in 1Q19 Trust & Investment Management Fees $7,292 $6,892 $6,638 $6,351 $6,976 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Trust and Investment Management Fees Net Gain on Mortgage Loans Sold Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance (in thousands)(in thousands) $4,954 $4,689 $4,770 $4,752 $4,670 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019

Non-Interest Expense and Efficiency Ratio 11 Total Non-Interest Expense .. Total non-interest expense increased 8.2%, primarily due to higher bonus accrual and payroll tax .. Efficiency ratio(1) increases to 83.2% due to higher expense levels .. Year-over-year improvement in efficiency ratio demonstrates longer-term progress Operating Efficiency Ratio(1) 89.1% 88.8% 83.0% 80.6% 83.2% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 $13,286 $13,084 $12,176 $11,649 $12,602 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 (in thousands) (1) See Non-GAAP reconciliation

Asset Quality 12 Non-Performing Assets/Total Assets .. Total NPAs decline from prior quarter due to paydowns .. Loss experience continues to be extremely low .. Provision expense of $0.2 million driven by growth in loan portfolio Net Charge-Offs/Average Loans 0.0% 0.0% 0.0% 0.0% 0.0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 0.41% 0.35% 1.81% 1.82% 1.69% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019

Outlook 13 ..Business development platform expected to continue to gain traction and drive further increases in gross revenue .. Second half of 2019 expected to be stronger than first half .. Loan production continues to be well diversified .. Lower mortgage rates and seasonal factors driving increase in refinancing volumes .. Continued improvement in operating efficiencies despite further investment in revenue generating positions .. Consolidation in Colorado banking market creating opportunities to add clients and experienced talent

Appendix

15 Non-GAAP Reconciliation Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Non-interest expense $13,286 $13,084 $12,176 $11,649 $12,602 Less: Amortization 230 230 208 163 173 Adjusted non-interest expense $13,056 $12,854 $11,968 $11,486 12,429 Net interest income $7,360 $7,577 $7,788 $7,899 7,971 Non-interest income 7,292 6,892 6,638 6,351 6,976 Total Income(1) $14,652 $14,469 $14,426 $14,250 14,947 Efficiency ratio 89.1% 88.8% 83.0% 80.6% 83.2% (1) Total income equals gross revenue as no net gain (loss) on sale of securities occurred during the periods presented.

16 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Total income before non-interest expense $12,711 $12,257 $12,383 $12,289 $12,509 Less: Net gain (loss) on sale of securities ----- Plus: Provision for (recovery of) credit loss (187) - 18 349 194 Gross Revenue $12,524 $12,257 $12,401 $12,638 $12,703 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Total income before non-interest expense $861 $845 $850 $794 $765 Less: Net gain (loss) on sale of securities ----- Plus: Provision for (recovery of) credit loss ----- Gross Revenue $861 $845 $850 $794 $765 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Total income before non-interest expense $1,267 $1,367 $1,175 $818 $1,479 Less: Net gain (loss) on sale of securities ----- Plus: Provision for (recovery of) credit loss ----- Gross Revenue $1,267 $1,367 $1,175 $818 $1,479 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Total income before non-interest expense $14,839 $14,469 $14,408 $13,901 $14,753 Less: Net gain (loss) on sale of securities ----- Plus: Provision for (recovery of) credit loss (187) - 18 349 194 Gross Revenue $14,652 $14,469 $14,426 $14,250 $14,947